Earnings Per Common Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
GAAP requires the reporting of basic and diluted earnings per common share. Basic earnings per common share excludes any dilutive effects of PBRSUs.

The following table sets forth the computation of basic and diluted earnings per common share:

Year ended December 31 (In thousands, except share data)	2017	2016	2015
Numerator:
Net income	$84,242	$86,135	$81,012
Denominator:
Weighted-average common shares outstanding	15,295,573	15,332,553	15,364,281
Effect of dilutive PBRSUs	94,779	72,607	40,459
Weighted-average common shares outstanding adjusted for the effect of dilutive PBRSUs	15,390,352	15,405,160	15,404,740
Earnings per common share:
Basic earnings per common share	$5.51	$5.62	$5.27
Diluted earnings per common share	$5.47	$5.59	$5.26

Park awarded 45,788, 41,550 and 23,025 PBRSUs to certain employees during the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017, 116,716 PBRSUs were outstanding. The PBRSUs vest based on service and performance conditions. The dilutive effect of the PBRSUs was the addition of 94,779, 72,607 and 40,459 common shares for the years ended December 31, 2017, 2016 and 2015, respectively.

During the years ended December 31, 2017 and 2015, Park repurchased 70,000 and 71,700 common shares, respectively, to fund the PBRSUs and common shares awarded to directors of Park and to directors of Park's subsidiary PNB (and its divisions). No common shares were repurchased during 2016.